Exhibit 99.2

NASDAQ - MERCS NASDAQ EUROPE-MERC Mercer International Inc. The information provided in this document is offered for informational purposes only and is neither an offer to sell nor a solicitation of offers to buy securities of Mercer International Inc. The information provided is not complete. Additional information about Mercer International Inc. and its operations can be found in its public filings with the United States Securities and Exchange Commission.

Leading German-Based Producer of Pulp and Specialty Papers,originally acquired six paper and one pulp mill from the German privatisation agency after reunification. After restructuring it operates two paper mills and one pulp mill in eastern Germany. Strong Regional Positioning, Low-Cost Producer Capital Investment Program Has Positioned Company in Higher Margin, Higher Quality Products More than &128;350 million invested since 1993 Conversion of Rosenthal Mill to Kraft Pulp Production Created Unique Asset Leveraging Rosenthal Experience on 552,000 t/p.a. Stendal Pulp Mill Project(ZSG) Enhance Market Positioning Leverage Operational Synergies Specialty Paper Capabilities Enhanced Through Recent Acquisition of Landqart AG, in Switzerland Mercer^s strategy is to be a long term operator in the pulp and specialty paper industry with low cost and high quality production facilities Company Overview

Mercer International Inc. German Pulp and Paper Operations Rosenthal Fahrbrucke Heidenau Thuringen Erfurt chemmitz Dresden Leipzig Blankenstein Munchen Nurnberg Stutgart Frankfurt/Main Mainz Saarbrucken Bonn Koln Dusseldorf Essen Kassel Hannover Osnabruck Oldenburg Bremmen Schwerin Rostock Lubeck Kiel Flensburg Magdeburg Postdam Berlin Erfurt Pima Dresden Halle Hamburg Stendal Stendal

&128;1 Billion Project is One of the Largest Investments in Eastern Germany Total Capacity of 552,000 t/p.a. Makes Mercer World Player Proximity to Rosenthal Allows for Operating Synergies Mercer Maintains Position as Only Kraft Pulp Producer and Largest Consumer of Wood in Germany Mercer International - Stendal Pulp Mill Project

Germany - Major European Market For Kraft Pulp Annual market growth of 2% in Europe (300,000 tonnes). Germany (pulp importer) annual demand grows at 2% (100,000 tonnes). German annual pulp consumption of approximately 5,000,000 tonnes. Mercer Positioned Only German Producer of Kraft Pulp Major End Users Books and magazines General printing Office papers Frozen food and milk packages Limited additional worldwide capacity (800,000 tons) through 2006 Stendal (ZSG)- Market Positioning

Stendal - Market Positioning

Company Capacity in Tons No. of Plants Country Mercer* 850,000 2 Germany Pope and Talbot 830,000 3 North America Rottneros 700,000 4 Sweden VCP 680,000 2 Brazil *After completion of Stendal Mercer International - Peer Group

Source: Jaakko Poyry, July 2002 Mercer International - Market Position

Performance since conversion: In Euros/ton Base Case Rosenthal at Financial Close Base Case Rosenthal at Financial Close 2002 (thru June 30) Tons produced Tons sold 280,000 280,000 280,000 280,000 154,398 156,168 Sales Price per Tonne Costs per Tonne Direct Labor Wood Chemicals Selling & Transport Depreciation Other 519 45 188 50 36 60 28 458 41 175 43 35 79 25 Total Cost of Goods Sold 416 398 Rosenthal - Low Cost Producer

In Euros/ton 2005 2005 Sold and produced 552,000 Estimated Sales Price 569 Costs Per Tonne Direct Labor Wood Chemicals Selling & Transport Depreciation Other 24 171 41 38 86 19 Costs Per Tonne Direct Labor Wood Chemicals Selling & Transport Depreciation Other 24 171 41 38 86 19 Costs Per Tonne Direct Labor Wood Chemicals Selling & Transport Depreciation Other 24 171 41 38 86 19 Total Cost of Goods Sold 379 Stendal - Base Case Performance

Labor Extensive operational experience in East Germany, never any labor disruptions. Labor can be trained at Rosenthal facility. Energy The plant will be a net exporter of energy. Wood Competitive raw material with regard to price and quality resulting in a strong cost competitiveness among NBSK producers. Wood prices do not fluctuate with pulp prices. Stendal - Operating/Wood Rationale

Source: Jaakko Poyry, July 2002 Stendal - Operating/Wood Rationale

Source: Jaakko Poyry, July 2002 Stendal - Operating/Wood Rationale

Source: Jaakko Poyry, July 2002 Stendal - Operating/Wood Rationale

Source: Jaakko Poyry, July 2002 Stendal - Operating/Wood Rationale Comparison of Stendal wood study and Jaakko Poyry (JPCM) independent woodstudy

Design Capacity 552,000 t/year, Completion at the End of 2004 Proven Processes and Technologies Pollution Levels Below German, EU and World Bank Levels EPC Contractor, RWE, has Provided Absolute Guarantees with Clause for Make-Good Obligations Stendal - Investment Description

Source: Jaakko Poyry, July 2002 Stendal - Market Positioning

Source: Jaakko Poyry, July 2002 Germany Blankenstein is Rosenthal facility. Stendal - Manufacturing Cost Comparison

Visual of Completed Stendal Plant

Support of Federal and State Governments Allows for Greater Financing Flexiblity 50 % higher borrowing power than comparable high creditworthy commercial entity Project Financed Non-Recourse to Other Assets (Ring-Fenced) Fixed Amortization Interest and Currency Swap Facilities Available No Market Sweep Stendal - Financing Highlights

1. Qrtl. 2. Qrtl. 3. Qrtl. 4. Qrtl. Ost 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 Nord 45.9 46.9 45 43.9 Stendal Financial Data - Sources and Uses &128;1,037.5 Million Facility Funding Uses &128; millions Construction Costs 901.8 Financing Costs 63.7 Debt Service Reserve Account 57.0 Equity Reserve Account 15.0 Total Funding Requirement 1,037.5 Funding Sources Shareholder Equity and Subordinated Debt 100.0 Start-Up Net Operating Cashflows 26.1 Grant Funding 274.7 Total Equity / Quasi Equity 400.8 Total Debt 636.7 Total Funding Sources 1,037.5 Stendal - Financing Highlights

In Euros/ton Rosenthal Actual thru June 30th, 2002 Rosenthal Actual thru June 30th, 2002 Stendal Model Direct Labor Wood Chemicals Selling & Transport Depreciation Other 41 175 43 35 79 25 24 171 41 38 86 19 Total Cost of Goods Sold 398 379 Only variable is construction cost ? turn-key contract Rosenthal/Stendal - Operating Cost Comparison

In Euros/ton Cost Per Ton Rosenthal thru June 30, 2002 and Stendal Base Case Cost Per Ton Rosenthal thru June 30, 2002 and Stendal Base Case Direct labor Wood Chemicals Selling & Transport Depreciation Other 29 172 42 37 84 21 Cost of goods sold 385 Total new asset addition is &128;858 million Stendal net debt is projected to be &128;585 million at completion Low Cost Producer - Combined Operations

Rosenthal and Stendal - Significant Leverage Price Change Earnings Change EBITDA June 30th, 2002 in TDS Market Capitalization (As of 9/25/02) Mercer 25 US$ / t * $1.26 / share $19,784 $96.1 mln Pope and Talbot 25 US$ / t ** $0.80 / share $1,800 $190,723 mln * Assumes Stendal completed and 17.0 million shares outstanding **Based on 15.6 million shares outstanding. Source: Pope and Talbot, Presentation, July 2002

Producer of Higher-Margin, Value-Added Speciality Papers Security bank/note paper Impregnated - woven papers Wall paper Protection of Margin on Downside of Pulp Cycle Consumption of Approximately 25,000 Tons of Premium Pulp Recent Acquisition of Landqart AG Strengthens Positioning Additional Strategic Acquistion Opportunities Mercer International - Paper Strategy

Dominant Position in German Kraft Pulp Market Significant Infrastructure and Transportation Cost Advantages Stendal Project Enhances Positioning in Market Significant Operating Leverage as Low Cost Producer Newest Production Facility Low Cost of Financing Mercer Update 2002 Pulp Mercer International - Investment Summary

Safe Harbor Statement The preceding includes forward-looking statements which involve known and unknown risks and uncertainties and are based on current expectations. Actual events or future results may differ materially from forecasted results and readers are cautioned not to place undue reliance on these forward looking statements. Among those factors which could cause actual results to differ materially are the following: market conditions, competition, weather and other risk factors listed from time to time in the company's public documents filed with the Securities and Exchange Commission. In the future, Mercer International Inc. may make additional or different forward-looking statements about the matters described in this release. Mercer International Inc. undertakes no obligation to publicly revise any of these forward-looking statements to reflect changes in the facts or information on which they are based or any events or circumstances occurring after the date hereof.

NASDAQ-MERCS NASDAQ EUROPE-MERC Mercer International Inc.